Exhibit 10.24

Exhibit 10.24

Bonuses with respect to any fiscal year occurring after the fiscal year in which the Executive was terminated. 3.3 Equity Compensation. (a) Inaugural Equity Award. The Executive shall be awarded an inaugural grant of restricted stock units ("Inaugural RSUs") valued at $450,000 on or about June 30, 2023, the terms of which shall be governed by the Company's Second Amended and Restated 2017 Equity Incentive Plan (the "2017 Plan"), including any equity grant documents thereunder. Half of such Inaugural RSU award shall be subject to time-based vesting, and half shall be subject to performance vesting ("PRSUs"). PRSUs are eligible to vest based on Company performance relative to metrics and targets set by the Board ( or a compensation committee thereof) for the applicable fiscal year. Once vested, Inaugural RSUs are settled in shares of Company common stock and issued in three installments on or about the anniversary of the grant date provided that the Executive is employed by the Company on such date. (b) Annual Equity Award. The Executive shall be eligible to receive a discretionary annual award ofRSUs ("Annual RSUs") valued at $450,000, the terms of which shall be governed by the 201 7 Plan, including any equity grant documents thereunder. Half of such Annual RSU award shall be subject to time-based vesting, and half shall be PRSUs. PRSUs are eligible to vest based on Company performance relative to metrics and targets set by the Board ( or a compensation committee thereof) for the applicable fiscal year. Once vested, Annual RSUs are settled in shares of Company common stock and issued in three installments on or about the anniversary of the grant date provided that the Executive is employed by the Company on such date. ( c) Long Term Performance Award. The Executive shall be eligible to receive a discretionary annual Long-Term Performance Award ("LTPA") valued up to $600,000 pursuant to the Company's L TP A Program, the terms of which shall be governed by the 2017 Plan, including any equity grant documents thereunder. L TP As are eligible to vest based on the Company's achievements relative to accelerated performance targets set by the Board ( or a compensation committee thereof) for a specific performance period. Once vested, L TP As are settled in shares of Company common stock and issued in a single installment on or about the anniversary of the grant date provided that the Executive is employed by the Company on such date. 3.4 Participation in Employee Benefit Plans. The Executive shall be permitted during the Term, if and to the extent eligible, to participate on the same terms in any group life, hospitalization or disability insurance plan, health program, retirement savings plan or similar benefit plan of the Company that is available generally to other senior executives and managers of the Company and its subsidiaries. The Board may determine to offer the Executive participation in stock, phantom stock or profit based bonus or similar plans, to the extent applicable, and may provide the Executive with additional fringe benefits. 3.5 Expenses. Subject to policies applicable to senior executives of the Company generally, as may from time to time be established by the Board, the Company shall pay or reimburse the Executive for reasonable travel, entertainment and other business expenses Exhibit 10.24

Exhibit 10.24

Exhibit 10.24

Exhibit 10.24

Exhibit 10.24

Exhibit 10.24

Exhibit 10.24

Exhibit 10.24

Exhibit 10.24

Exhibit 10.24

Exhibit 10.24